                                                                    Exhibit 23.8



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Whiplash, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Chicago, Illinois
December 14, 1999